Exhibit (a)(20)

SCHEDULE A

TO AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

This Schedule A (“Schedule A”), to the Ivy Funds Amended and Restated Agreement and Declaration of Trust dated August 15, 2017, (the “Agreement”), is effective as of November 15, 2017, and supersedes any prior Schedule A to the Agreement.

Fund Series	Share Class

Ivy Advantus Bond Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Advantus Real Estate Securities Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Apollo Multi-Asset Income Fund	Class A
Class C
Class I
Class N
Class Y

Ivy Apollo Strategic Income Fund	Class A
Class C
Class I
Class N
Class Y

Ivy Asset Strategy Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Balanced Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Fund Series	Share Class

Ivy Bond Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy California Municipal High Income Fund	Class A
Class C
Class I
Class Y

Ivy Core Equity Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Crossover Credit Fund	Class A
Class E
Class I
Class N
Class R
Class Y

Ivy Cundill Global Value Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Dividend Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Emerging Markets Equity Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class T
Class Y

Fund Series	Share Class

Ivy Energy Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy European Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Global Bond Fund	Class A
Class B
Class C
Class I
Class N
Class R
Class Y

Ivy Global Equity Income Fund	Class A
Class B
Class C
Class E (not open to Shareholders until 2/26/18)
Class I
Class N
Class R
Class Y

Ivy Global Growth Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Global Income Allocation Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Fund Series	Share Class

Ivy Government Money Market Fund	Class A
Class B
Class C
Class E
Class N

Ivy Government Securities Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy High Income Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class T
Class Y

Ivy IG International Small Cap Fund	Class A
Class C
Class I
Class N
Class Y

Ivy International Core Equity Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class T
Class Y

Ivy Large Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy LaSalle Global Real Estate Fund	Class A
Class B
Class C
Class I
Class N
Class R
Class Y

Fund Series	Share Class

Ivy LaSalle Global Risk-Managed Real Estate Fund	Class A
Class B
Class C
Class I
Class N
Class R
Class Y

Ivy Limited-Term Bond Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Managed International Opportunities Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Micro Cap Growth Fund	Class A
Class B
Class C
Class I
Class N
Class R
Class Y

Ivy Mid Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Mid Cap Income Opportunities Fund	Class A
Class C
Class E
Class I
Class N
Class R
Class Y

Fund Series	Share Class

Ivy Municipal Bond Fund	Class A
Class B
Class C
Class I
Class N
Class Y

Ivy Municipal High Income Fund	Class A
Class B
Class C
Class I
Class N
Class Y

Ivy Natural Resources Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Pictet Emerging Markets Local Currency	Class A
Debt Fund	Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Pictet Targeted Return Bond Fund	Class A
Class C
Class I
Class N
Class Y
Ivy PineBridge High Yield Fund
Class A
Class I
Class N
Class R

Ivy ProShares Interest Rate Hedged High Yield	Class A
Index Fund	Class E
Class I
Class N
Class R

Ivy ProShares MSCI ACWI Index Fund	Class A
Class E
Class I
Class N
Class R

Ivy ProShares Russell 2000 Dividend Growers	Class A
Index Fund	Class E
Class I
Class N
Class R

Fund Series	Share Class

Ivy ProShares S&P 500 Bond Index Fund	Class A
Class E
Class I
Class N
Class R

Ivy ProShares S&P 500 Dividend Aristocrats	Class A
Index Fund	Class E
Class I
Class N
Class R

Ivy Science and Technology Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y

Ivy Small Cap Core Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class T
Class Y

Ivy Small Cap Growth Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class T
Class Y

Ivy Tax-Managed Equity Fund	Class A
Class B
Class C
Class I
Class N
Class Y

Ivy Value Fund	Class A
Class B
Class C
Class E
Class I
Class N
Class R
Class Y